                                                CUSTODIAL AGREEMENT

         AGREEMENT  dated as of October 9, 2007,  between  DEUTSCHE BANK TRUST COMPANY  AMERICAS (the  "Custodian")
and OPPENHEIMER MASTER LOAN FUND, LLC (the "Customer").

         WHEREAS,  the Customer may be organized with one or more series of shares,  each of which shall  represent an interest in a separate  portfolio of Securities  and Cash (each as  hereinafter  defined) (all such existing and additional  series now or hereafter listed on Exhibit A, as amended from time to time, being hereafter  referred to individually as a "Portfolio" and collectively, as the "Portfolios"); and

         WHEREAS,  the Customer  desires to appoint the  Custodian as custodian on behalf of the  Portfolios  under the terms and conditions set forth in this Agreement, and the Custodian has agreed to so act as custodian.

         NOW,  THEREFORE,  in consideration of the mutual covenants and agreements  herein  contained,  the parties hereto agree as follows:

1.       Employment  of  Custodian.  The Customer  hereby  employs the Custodian as custodian of all assets of each
Portfolio  which are  delivered to and accepted by the  Custodian or any  Subcustodian  (as that term is defined in
Section  4) (the  "Property")  pursuant  to the terms  and  conditions  set  forth  herein.  For  purposes  of this
Agreement,  "delivery" of Property  shall include the  acquisition by the Portfolio of a security  entitlement  (as that term is defined in the New York Uniform  Commercial Code ("UCC")) with respect  thereto.  Without  limitation, such Property  shall include  stocks and other equity  interests of every type,  evidences of  indebtedness,  other instruments  representing  same or rights or  obligations  to  receive,  purchase,  deliver  or sell same and other non-cash investment  property of a Portfolio  ("Securities") and cash from any source and in any currency ("Cash"), provided  that the  Custodian  shall have the right,  in its sole  discretion,  to refuse to accept as Property any property of a Portfolio  that the Custodian  considers not to be  appropriate or in proper form for deposit for any reason,  provided  that the  Custodian  shall accept as Property the  securities  that are eligible  under the Loan
Servicing  Agreement  between the  Custodian and  Oppenheimer  Senior  Floating Rate Fund,  dated May 13, 2002 (the
"Loan Servicing  Agreement"),  a copy of which is attached hereto and by this reference is incorporated herein. The
Custodian  shall not be responsible  for any property of a Portfolio held or received by the Customer or others and not delivered to the Custodian or any Subcustodian.

2.       Maintenance  of Securities and Cash at Custodian and  Subcustodian  Locations.  Pursuant to  Instructions,
the Customer shall direct the Custodian to (a) settle  Securities  transactions and maintain cash in the country or other  jurisdiction  in which the principal  trading market for such  Securities is located,  where such Securities are to be presented for payment or where such  Securities  are acquired and (b) maintain cash and cash  equivalents in such  countries  in amounts  reasonably  necessary to effect the  Customer's  transactions  in such  Securities.
Instructions  to settle  Securities  transactions  in any country  shall be deemed to authorize the holding of such
Securities and Cash in that country.

3.       Custody  Account.  The  Custodian  agrees to establish  and  maintain one or more custody  accounts on its books each in the name of a Portfolio  (each,  an "Account")  for any and all Property from time to time  delivered to and  accepted  by the  Custodian  or any  Subcustodian  for  the  account  of  such  Portfolio.  No  later  than concurrently  with the  delivery  by the  Customer to the  Custodian  of any  acceptable  Property  belonging  to a
Portfolio,  the Customer shall, by  Instructions  (as hereinafter  defined in Section 18) and an amended Exhibit A, specifically  indicate  to which  Portfolio  such  Property  belongs or if such  Property  belongs to more than one
Portfolio  shall  allocate such  Property to the  appropriate  Portfolio,  and the  Custodian  shall  allocate such
Property  to the  Accounts  in  accordance  with the  Instructions.  The  Customer  on  behalf  of each  Portfolio, acknowledges  its  responsibility  as a principal for all of its  obligations to the Custodian  arising under or in connection  with this  Agreement,  warrants  its  authority  to deposit in the  appropriate  Account  any  Property delivered  therefor to the Custodian or a  Subcustodian  and to give,  and authorize  others to give,  instructions relative  thereto.  The Custodian may deliver  securities of the same quantity,  issuer and class in place of those deposited  in or  credited  to the  Account.  Any  updated  Exhibit A for a  Portfolio  shall  supercede  all prior
Exhibits A for such Portfolio.

         The  Custodian  shall  hold,  keep  safe and  protect  as  custodian  for each  Account,  on behalf of the
Customer,  all Property in such Account and, to the extent such Property constitutes  financial assets for purposes of the UCC,  shall  maintain  those  financial  assets in such  Account as  security  entitlements  in favor of the
Portfolio  in whose name the Account is  maintained.  All  transactions,  including,  but not  limited to,  foreign exchange  transactions,  involving the Property shall be executed or settled solely in accordance with Instructions
(which shall  specifically  reference the Account for which such  transaction is being settled),  except that until the Custodian receives Instructions to the contrary, the Custodian will directly or through a Subcustodian:

(a)      collect all interest and  dividends  and all other income and  payments,  whether paid in cash or in kind, on the  Property,  as the same  become  payable  and credit the same to the  appropriate
                           Account;

(b)      present for  payment  all  Securities  credited  to an Account  which are  called,  redeemed or retired or otherwise  become  payable and all coupons and other income items which call for payment upon  presentation  to the extent that the Custodian or  Subcustodian  is actually aware or should in the normal  course of  business be aware of such  opportunities  and credit the cash delivered to such Account pursuant to this Agreement;

(c)      (i) exchange  Securities where the exchange is purely  ministerial  (including,  without  limitation,  the exchange  of  temporary  securities  for those in  definitive  form and the  exchange of
                           warrants,  or  other  documents  of  entitlement  to  securities,   for  the  Securities
                           themselves)  and (ii) when  notification  of a tender,  exchange offer or  substantially similar  corporate action (other than ministerial  exchanges  described in (i) above) is received  for an Account,  promptly  transmit  such  corporate  action to  Customer  via
                           e-mail or other  delivery  mechanism as agreed upon in order receive  Instructions  from the  Customer,  provided  that if such  Instructions  are not  received  in time for the
                           Custodian to take timely action, no action shall be taken with respect thereto;

(d)      whenever  notification  of a rights  entitlement or a fractional  interest  resulting from a rights issue, stock  dividend or stock split is  received  for an Account and such rights  entitlement or  fractional  interest  bears an  expiration  date,  if after  endeavoring  to  obtain
                           Instructions  such  Instructions  are not  received  in time for the  Custodian  to take timely  action  or if  actual  notice  of such  actions  was  received  too late to seek
                           Instructions,  will sell (which sale the Customer  hereby  authorizes  the  Custodian to make) such rights  entitlement  or  fractional  interest and credit the Account with the net  proceeds  of such sale,  if such  rights  entitlement  or  fractional  interest  is marketable in accordance  with local market  practice,  rules,  regulations or the terms of the  offer,  including  but not  limited  to  tendering  such  right  entitlement  or fractional interest to the offeror;

(e)      execute  in the  Customer's  name for an  Account,  whenever  the  Custodian  deems it  appropriate,  such ownership and other  certificates  as may be required for the Custodian to fully perform under this  Agreement  including  to obtain the payment of income  from the  Property in such Account;

(f)      pay for each Account,  any and all taxes and levies in the nature of taxes imposed on interest,  dividends
                           or  other  similar  income  on  the  Property  in  such  Account  by  any   governmental
                           authority.  In the event there is  insufficient  Cash  available  in such Account to pay such taxes and levies,  the  Custodian  shall  notify the  Customer of the amount of the shortfall and the Customer,  at its option,  may deposit additional Cash in such Account or take steps to have sufficient  Cash available it being  understood that the Custodian shall have no  obligation  to advance  payments  out of its own funds and that  payments shall be made solely from amounts  immediately  available in the  applicable  Account or from Cash  received  from the Customer.  The Customer  agrees,  when and if requested by the  Custodian  and  required  in  connection  with the  payment  of any  such  taxes to
                           cooperate  with  the  Custodian  in  furnishing  information,   executing  documents  or
                           otherwise; and

(g)      appoint  brokers and agents,  for which the Custodian  shall be  responsible,  for any of the  ministerial transactions  involving  the  Securities  described  in  (a) - (f),  including,  without limitation, affiliates of the Custodian or any Subcustodian.

4.       Subcustodians  and Securities  Systems.  The Customer  authorizes and instructs the Custodian,  subject to the  provisions  of this Section 4, to settle,  clear and maintain the Property in each Account  directly in one of its U.S.  branches or indirectly  through  custody  accounts which have been  established by the Custodian with the following other financial  intermediaries:  (a) another U.S. bank or trust company or branch thereof located in the
U.S.  which is itself  qualified  under the  Investment  Company Act of 1940, as amended  ("1940  Act"),  to act as custodian (which may or may not be an affiliate of the Custodian)  (individually,  a "U.S.  Subcustodian"),  or the
Federal  Reserve  Book-Entry  System or a U.S.  securities  depository  or  clearing  agency or system in which the
Custodian or a U.S.  Subcustodian  participates that is eligible to be utilized under Rule 17f-4 under the 1940 Act
(individually,  a "U.S.  Securities  System") or (b) (i) an "eligible foreign  custodian" (as defined by Rule 17f-5 under the 1940 Act ("Rule  17f-5")) ,  including  a non-U.S.  branch of a U.S.  bank or (ii) any other  person with which  Property may be placed and  maintained  outside of the United States under the 1940 Act pursuant to an order granted  by  the  U.S.  Securities  and  Exchange  Commission  ("SEC")  exempting  such  agent  or  the  subcustody arrangements  thereto from all or part of the provisions of Rule 17f-5 (an entity  described in (i) or (ii) of this subsection (b) may individually be referred to as a "non-U.S.  Subcustodian";  and U.S.  Subcustodians and non-U.S.
Subcustodians,  collectively,  "Subcustodians"),  or (c) a non-U.S.  securities  depository  or clearing  agency or system in which the  Custodian  or any  non-U.S.  Subcustodian  participates  and which is an  Eligible  Securities
Depository as defined by Rule 17f-7 under the 1940 Act ("Rule  17f-7") or is any other non-U.S.  Securities  System with which the SEC by  exemptive  order has  permitted  investment  companies  to  maintain  their  foreign  assets
(individually,   a  "non-U.S.   Securities  System";  U.S.  Securities  System  and  non-U.S.   Securities  System,
collectively, "Securities System").

         Subject to the  provisions of this Agreement and  requirements  of applicable  law,  including Rule 17f-5, the  Customer  hereby  designates  the  Custodian  as its  foreign  custody  manager  within  the  meaning  of Rule
17f-5(a)(3)  or any  successor  thereto  which is itself  qualified  to act under  the 1940 Act  ("Foreign  Custody
Manager")  with respect to all Property for which the primary  market is outside of the United States and such cash and cash  equivalents,  including  foreign  currency,  that are  reasonably  necessary  to  effect  the  Customer's transactions in such Property  (collectively,  "Foreign  Assets").  The authority granted by such designation shall include the authority to withdraw  Foreign Assets from a non-U.S.  Subcustodian  in any  jurisdiction in which this
Agreement  applies  and place  and  maintain  the  Foreign  Assets so  withdrawn  in the care of  another  non-U.S.
Subcustodian in the same  jurisdiction,  if arrangements  which would satisfy the  requirements of the 1940 Act are available and to enter into appropriate  written contracts  governing the Customer's  foreign custody  arrangements with such successor  non-U.S.  Subcustodian.  If no other non-U.S.  Subcustodian is available in that jurisdiction, the  Custodian  will inform the Customer of that fact and await  Instructions  from the Customer or its  authorized representatives.  Notwithstanding  any such  designation,  any  Instruction to invest in Property to be held in any jurisdiction  outside of the United  States shall be deemed to be an approval by the Customer to hold such Property in the  non-U.S.  Securities  System  utilized in the same  jurisdiction,  and for which a risk  analysis  has been furnished to the Customer as provided  below,  provided that the foregoing shall not relieve the Custodian from its duty to  continue to monitor the custody  risks  thereof.  The  Custodian  shall  promptly  notify  Customer of any material change in the Customer's foreign custody arrangements.

5.       Guidelines and Procedures for the Exercise of Delegated Authority as Foreign Custody Manager.

(a)      In exercising its delegated  authority under this Agreement,  the Custodian may assume,  for all purposes, that the Customer has considered and,  pursuant to its fiduciary duties to its  shareholders,  determined to accept
"Country  Risk" as is  incurred  by placing  and  maintaining  Foreign  Assets in the  jurisdictions  to which this
Agreement  applies,  provided  that the Custodian has fully  complied  with its duties and  obligations  under Rule
17f-5  and  17f-7  and has  previously  delivered  the  risk  analysis  to  Customer.  The  Custodian  will  accept
Instructions  to  settle  transactions  and  such  Instructions  will be  deemed  authorizations  unless  otherwise instructed,  to hold or maintain  such  Foreign  Assets in the  jurisdictions  set forth in such  Instructions.  In exercising its delegated  authority under this Agreement,  the Custodian may also assume that the Customer has, and will  continue to monitor  such  Country  Risk to the extent that the  Customer  deems  necessary  or  appropriate.
Nothing in this  Agreement  shall  require the  Custodian to make any  selection or to engage in any  monitoring on behalf of the Customer,  except as specifically  provided  herein,  that would entail the  consideration of Country
Risk,  provided,  however,  that the  Custodian  shall  promptly  notify the Customer of any  information  that the
Custodian may receive that  demonstrates  a new Country Risk may have developed  that would  materially  affect the
Customer's  continued  investment in a country.  For purposes of this Section 5(a) and Section 19,  "Country  Risk"
means all factors  reasonably  related to the prevailing or systemic risk of holding or maintaining  Foreign Assets in a particular  country,  including,  without  limitation,  such country's  financial  infrastructure;  prevailing custody and  settlement  practices;  laws and  regulations  applicable to the  safekeeping  and recovery of Foreign
Assets  held in custody or other laws and  regulations  related to the  banking or  securities  industry;  currency controls or  restrictions;  prevalence  of crime and  corruption;  securities  depository  acts or  omissions;  and bankruptcy or insolvency of banking agents, counterparties to transactions, transfer agents or registrars.

(b)      The Custodian  agrees that, in connection  with the placement of Foreign Assets pursuant to the provisions of this Agreement,  the Custodian shall exercise reasonable care,  prudence,  and diligence such as a person having responsibility for the safekeeping of the Customer's Foreign Assets would exercise.

(c)      In exercising the authority  delegated  under this  Agreement to place and maintain  Foreign Assets with a
non-U.S.  Subcustodian,  the  Custodian  shall  determine  that Foreign  Assets will be held or  maintained by such
non-U.S.  Subcustodian  subject to reasonable care based on the standards applicable to custodians in the market in which the Foreign Assets will be held or maintained  after  considering all factors  relevant to the safekeeping of such Foreign Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

(d)      The Custodian  agrees to provide  written  reports  notifying the Board of the placement of Foreign Assets
with  a  particular  non-U.S.   Subcustodian  and  of  any  material  change  in  the  Customer's  foreign  custody arrangements.  Such  reports  shall be provided to the Board as  provided  herein or at such times as the  Customer and the Custodian  may agree in writing.  Upon request of the Customer,  the  Custodian  shall deliver  annually to the Customer  information  concerning its foreign  custodial system,  including:  (a) the identity of each non-U.S.
Subcustodian  and non-U.S.  Securities  System then acting on behalf of the  Custodian  and the name and address of the governmental agency or other regulatory  authority that supervises or regulates such non-U.S.  Subcustodian and
non-U.S.  Securities  System and (b) the  countries  in which each  non-U.S.  Subcustodian  or non-U.S.  Securities
System is located.  Said annual  report shall also provide such  information  as may be necessary  for the Board to determine  that it is still  reasonable  to rely on the  Custodian  as its Foreign  Custody  Manager and such other matters as may be required by the Customer's Foreign Custodian Monitoring Procedures.

6.       Use of  Subcustodian.  With  respect  to  Property  in an Account  which is  maintained  by the  Custodian through a Subcustodian employed pursuant to Section 4:

(a)      The  Custodian  will  identify on its books as belonging  to the  Customer on behalf of a  Portfolio,  any
                           Property maintained through such Subcustodian.

(b)      Any  Property  in the  Account  held  by or  credited  to a  Subcustodian  will  be  subject  only  to the instructions of the Custodian or its agents.

(c)      Property  deposited  with or credited to a  Subcustodian  will be  maintained  in an account  holding only assets for customers of the Custodian.

(d)      In  connection  with the  placement of  Customer's  Property  with a  Subcustodian,  the  Custodian  shall
                           exercise   reasonable   care,   prudence,   and  diligence   such  as  a  person  having
                           responsibility for the safekeeping of the Custodian's Property would exercise.

(e)      In exercising  the  authority  delegated  under this  Agreement as Foreign  Custody  Manager to enter into
                           written  contracts  governing  the  Customer's  foreign  custody   arrangements  with  a
                           non-U.S.  Subcustodian,  the  Custodian  shall  determine  that such  contracts  provide reasonable  care for  Foreign  Assets  based on the  standards  applicable  to  non-U.S.
                           Subcustodians  in the relevant  market.  Any agreement  the  Custodian  shall enter into with a non-U.S.  Subcustodian  with respect to  maintaining  Property shall require that
                           (i) the Account will be  adequately  indemnified  or its losses  adequately  insured (or any  combination)  against the risk of loss of Foreign  Assets;  (ii) the Foreign Assets so maintained are not subject to any right,  charge,  security  interest,  lien or claim of any kind in favor of such  Subcustodian or its creditors,  except a claim for payment for their safe  custody or  administration  or, in the case of cash  deposits,  liens or rights in favor of creditors of the Subcustodian  arising under bankruptcy,  insolvency,
                           or  similar  laws;  (iii)  beneficial   ownership  of  such  Foreign  Assets  be  freely
                           transferable  without the payment of money or consideration  other than for safe custody or  administration,  (iv) adequate  records will be maintained  identifying  the Foreign
                           Assets  maintained  pursuant to such  Agreement as belonging to the  Custodian,  for the benefit of its customers;  (v) the  independent  public  accountants of or designated by the  Customer be given  access to the  records of such  Subcustodian  described  in (iv)
                           above or  confirmation  of the contents of those  records;  and (vi) the  Customer  will receive  quarterly  reports  with  respect to the  safekeeping  of the  Foreign  Assets, including,  but not limited to,  notification  of any transfer to or from the Customer's account  or a  third  party  account  containing  assets  held  for the  benefit  of the
                           Customer; and any changes in contractual  arrangements with a non-U.S.  Subcustodian and in custody  risks,  provided  that,  the contract may contain,  in lieu of any or all of the  provisions  specified in this Section  6(d),  other  provisions  that the Custodian determines  will  provide,  in their  entirety,  the same or a greater level of care and protection for the Foreign Assets as the specified provisions, in their entirety.

7.       Monitoring  of Non-U.S.  Subcustodians  and  Contracts.  In each case in which the Custodian has exercised the authority  delegated under this Agreement to place Foreign Assets with a non-U.S.  Subcustodian,  the Custodian shall have previously  established a system reasonably  designed to monitor the  appropriateness of maintaining the
Customer's  Foreign Assets with such non-U.S.  Subcustodian and compliance by such non-U.S.  Subcustodian  with its contract with the Custodian, and the Custodian shall monitor the arrangements with a non-U.S. Subcustodian.

8.       Jurisdictions  of Non-U.S.  Subcustodians.  The  authority  delegated  by this  Agreement,  subject to the provisions  of the last  paragraph of this Section 8,  applies with respect to Property  held in the  jurisdictions covered by the Custodian's  subcustodial network and approved by the Customer or its authorized  representative.  A listing  of  the  Custodian's  subcustodial  network  is  attached  hereto  as  Exhibit  D.  Jurisdictions  in  the
Custodian's  network may be added and the subcustodial  network may be modified from time to time by notice ("flash notice")  from the  Custodian to the  Customer.  Flash  notices may be sent by the Custodian to the Customer by any agreed  upon means to the  Customer's  address  set forth  below or  otherwise  furnished  by the  Customer  to the
Custodian.  The Custodian's  responsibility  and authority with respect to  jurisdictions  so added shall commence, subject  to the  provisions  of the last  paragraph  of this  Section 8, on the date of, or set forth in, the flash notice or such other date as the Foreign Assets are in the actual possession of such non-U.S. Subcustodian.

         Each of the Customer and the Custodian may withdraw its  delegation or its  acceptance of such  delegation with respect to any  jurisdiction  upon written  notice to the Custodian or the Customer,  as the case may be. Such withdrawal  shall be effective  thirty (30) days after receipt of such notice by the party to which notice has been sent and  thereafter  the Custodian  shall have no further  responsibility  or authority  under this Agreement with respect to the  jurisdiction  or  jurisdictions  as to which authority or acceptance of delegation is so withdrawn.
The Customer  hereby  acknowledges  that the Customer is responsible  for assisting the Custodian if no alternative sub-custodian is available.

9.       Use of U.S.  Securities  System.  With respect to Property in the  Account(s)  which is  maintained by the
Custodian or any Subcustodian through a U.S. Securities System employed pursuant to Section 4:

(a)      The  Custodian  shall,  and the  Subcustodian  will be required by its  agreement  with the  Custodian to, identify on its books such Property as being  maintained  for the account of the  Custodian or by the  Subcustodian for the account of customers of the Custodian or Subcustodian.

(b)      Any Property  maintained  through a Securities  System for the account of the Custodian or a  Subcustodian will be subject only to the instructions of the Custodian or such Subcustodian, as the case may be.

(c)      Property  deposited  with a Securities  System will be  maintained  in an account  holding only assets for customers of the  Custodian or  Subcustodian,  as the case may be,  unless  precluded by  applicable  law,  rule or regulation or local market practice provides otherwise.

(d)      The  Custodian  shall provide the Customer  with any report  obtained by the  Custodian on the  Securities
System's  accounting system,  internal accounting control and procedures for safeguarding  securities  deposited in the Securities System.

(e)      In connection  with the placement of Customer's  Property  with a U.S.  Securities  System,  the Custodian shall  exercise  reasonable  care,  prudence,  and  diligence  such  as a  person  having  responsibility  for  the safekeeping of the  Custodian's  Property would exercise.  Custodian  shall require,  to the extent that it has the ability to require,  any U.S.  Securities System with which it places  Customer's  Property to exercise due care in accordance with reasonable commercial standards in discharging its duty.

10.      Use of Non-U.S. Securities System.

(a)      Prior to  depositing  and  maintaining  any of the  Customer's  Foreign  Assets in a  non-U.S.  Securities
System,  the Custodian  shall,  for  evaluation by the Customer or its adviser,  provide an analysis of the custody risks  associated  with  maintaining  the Customer's  Foreign  Assets with a non-U.S.  Securities  System  utilized directly or  indirectly  by the  Custodian as of the date hereof (or, in the case of a non-U.S.  Securities  System not so utilized as of the date hereof,  prior to the initial  placement of the  Customer's  Foreign  Assets at such
non-U.S.  Securities  System)  and at which any  Foreign  Assets of the  Customer  are held or are  expected  to be maintained.  The Custodian  shall monitor the custody risks  associated  with  maintaining  the Customer's  Foreign
Assets at each such non-U.S.  Securities  System on a continuing  basis and shall  promptly  notify the Customer of any material adverse changes in such risks.

(b)      Based on the  information  available to it in the exercise of diligence  and using  customarily  available industry  sources,  the Custodian  shall  determine the  eligibility  under Rule 17f-7 or applicable  SEC exemptive order of each non-U.S.  securities  depository or clearing  agency before  placing and  maintaining  the Customer's
Foreign Assets  therewith and shall promptly  advise the Customer if it becomes aware that any non-U.S.  Securities
System then being utilized ceases to be so eligible.  A list of non-U.S.  Securities  Systems used by the Custodian directly or indirectly  as of the date hereof is attached  hereto as Exhibit G, and will be deemed to be authorized for use by the Customer or its advisor unless the Customer  furnishes  Instructions  to the contrary.  From time to time,  non-U.S.  Securities Systems may, subject to Rule  17f-7(a)(11)(A),  be added to the list by flash notice or other agreed upon means of communication.

(c)      In exercising the authority  delegated under this Agreement and in fulfilling its  responsibilities  under this Section 10, the Custodian  will exercise  reasonable  care and diligence in performing  its duties but subject to  the  provisions  of  this  Agreement,  including,  without  limitation,  the  limitations  on  the  Custodian's responsibility for identifying and monitoring Country Risk as provided in Section 5(a) above.

11.      Agents.  The  Custodian  may at any time or times in its sole  discretion  appoint  (or  remove) any other
U.S.  bank or trust  company  which is itself  qualified  under the 1940 Act to act as  custodian,  as its agent to carry out such of the  provisions  of this  Agreement  as the  Custodian  may from time to time  direct;  provided, however,  that the appointment of any agent shall not relieve the Custodian of its  responsibilities or liabilities hereunder;  and provided further, that this Section 11 shall not apply to the appointment,  selection or use of any
Subcustodian or Securities System.

12.      Records,  Ownership of Property,  Statements,  Opinions of Independent  Certified Public  Accountants and
Electronic Access.

(a)      The ownership of the Property  whether  Securities,  Cash and/or other  property,  and whether  maintained directly by the Custodian or indirectly through a Subcustodian or a Securities System as authorized  herein,  shall be clearly  recorded on the Custodian's  books as belonging to the appropriate  Account and not for the Custodian's
own  interest.   The  Custodian  shall  keep  accurate  and  detailed   accounts  of  all  investments,   receipts,
disbursements and other  transactions for each Account.  All accounts,  books and records of the Custodian relating thereto shall be open to inspection  and audit at all reasonable  times during normal  business hours by any person designated by the Customer.  All such accounts shall be maintained and preserved in the form  reasonably  requested by the  Customer.  The  Custodian  will supply to the  Customer  from time to time,  as  mutually  agreed  upon,  a statement  describing  in detail any  Property in an Account  maintained  by the  Custodian  or by a  Subcustodian, including  but not limited to, the  Property  consisting  of Foreign  Assets  held by a non-U.S.  Subcustodian  and
non-U.S.  Securities  System,  including  notification of the transfer to or from the Customer's account containing
Foreign  Assets held for the benefit of the  Customer.  In the absence of the filing in writing with the  Custodian by the Customer of exceptions or objections to any such  statement  within sixty (60) days of the mailing  thereof, the Customer  shall be deemed to have  approved  such  statement  and in such case or upon written  approval of the
Customer of any such  statement,  such statement  shall be presumed to be for all purposes  correct with respect to all information set forth therein.

(b)      The  Custodian  shall take all  reasonable  action as the Customer may request to obtain from year to year favorable  opinions from the Customer's  independent  certified public  accountants with respect to the Custodian's activities  hereunder in connection  with the preparation of the Customer's Form N-lA and the Customer's Form N-SAR
or other periodic reports to the SEC and with respect to any other requirements of the SEC.

(c)      At the request of the Customer,  the Custodian  shall deliver to the Customer a written report prepared by the Custodian's  independent  certified public  accountants with respect to the services  provided by the Custodian under this Agreement,  including,  without  limitation,  the Custodian's  accounting  system,  internal  accounting control and procedures for  safeguarding  Cash and  Securities,  including  Cash and  Securities  deposited  and/or maintained  in a  securities  system  or with a  Subcustodian.  Such  report  shall be of  sufficient  scope and in sufficient  detail as may  reasonably  be  required  by the  Customer  and as may  reasonably  be  obtained  by the
Custodian.  The Custodian  shall cause any  subcustodian  to deliver to the Custodian  similar reports with respect to any Property held by such Subcustodians and the Custodian shall promptly forward such reports to the Customer.

(d)      The Customer or any agent  authorized in accordance with the terms hereof may elect to access,  subject to such  procedures  relating to the  security  of such access as the  Custodian  may  require and the  provisions  of
Section  19,  through an  electronic  or other  similar  communications  system for the  purpose of  providing  the
Customer or such agent,  on a daily basis,  the ability to view on-line or to print a hard copy of various  reports of  Account  activity  and  of  Property  being  held  in or  credited  to the  Account  by  the  Custodian  or any
Subcustodian.  With  respect to daily or intraday  Account  information  accessed  through an  electronic  or other similar  communication  system as provided  herein,  Customer  understands and agrees that all such  information is indicative  and  provisional  only, is unaudited and subject to subsequent  postings and  adjustments  and that the
Custodian  shall have no  responsibility  for any actions which Customer may take in reliance on such daily (unless the entry has become  final) or intraday  information.  Notwithstanding  the ability to access  daily  information,
Account  statements will continue to be provided to Customer  pursuant to the provisions hereof and Customer agrees that only such  statements are intended to be the definitive  records  relating to the Account.  To the extent that such reports  include  market  values of  Securities  in the Account,  the Customer  hereby  acknowledges  that the
Custodian  now obtains and may in the future  obtain  information  on such values  from  outside  sources  that the
Custodian  considers to be reliable and the Customer  agrees that the  Custodian  (i) does not verify nor represent or warrant  either the  reliability  of such  service nor the  accuracy  or  completeness  of any such  information furnished  or obtained by or through such service and (ii) shall be without  liability in selecting  and  utilizing such service or furnishing any information derived therefrom.

(e)      In order to comply  with  laws,  rules,  regulations  and  executive  orders  in effect  from time to time applicable to banking  institutions,  including  those  relating to the funding of terrorist  activities  and money laundering  ("Applicable  Law"),  the  Custodian  is  required  to obtain,  verify and record  certain  information relating to individuals and entities which maintain a business  relationship with the Custodian.  Accordingly,  the
Customer  agrees to provide to the Custodian upon its request from time to time such  identifying  information  and documentation as may be available for the Customer in order to enable the Custodian to comply with Applicable Law.

13.      Holding of Securities,  Nominees,  etc.  Securities in an Account which are maintained by the Custodian or any  Subcustodian  may be held directly by such entity in the name of the Customer or in bearer form or maintained, on  behalf  of a  Portfolio,  in the  Custodian's  or  Subcustodian's  name or in the  name of the  Custodian's  or
Subcustodian's  nominee.  Securities  that  are  maintained  through  a  Subcustodian  may be  maintained  with the
Subcustodian or non-U.S.  Securities  System,  and Securities  which are eligible for deposit in a U.S.  Securities
System as provided above shall be maintained with the U.S.  Securities  System in an account for the Custodian's or
Subcustodian's  customers,   unless  prohibited  by  law,  rule,  regulation  or  local  market  practice  provides otherwise.  The Custodian or Subcustodian,  as the case may be, may combine  certificates  representing  Securities held in an Account with  certificates  of the same issue held by it as  fiduciary  or as a custodian.  In the event that any  Securities in the name of the Custodian or its nominee or held by a  Subcustodian  and  registered in the name of such  Subcustodian or its nominee for the account of Customer and/or other  beneficial  owners,  whether in physical or book entry form,  are called for partial  redemption by the issuer of such  Security,  the Custodian or the  Subcustodian  may,  subject to local market practice and the rules or regulations  pertaining to allocation of any  Securities  System in which such  Securities  may have been  deposited,  allot,  or cause to be allotted,  the called  portion of the  respective  beneficial  holders of such class of  security in any manner the  Custodian  or
Subcustodian  deems  to be fair  and  equitable  with  prior  notice  to  Customer.  Securities  maintained  with a
Securities  System shall be  maintained  subject to the rules of that  Securities  System  governing the rights and obligations among the Securities System and its participants.

         Notwithstanding  anything herein to the contrary,  the Custodian agrees that it will at all times be bound by the Instructions and "entitlement  orders" (as defined in Section  8-102(a)(8) of the UCC) from the Customer and shall not permit,  honor or act upon any prior, equal or contemporaneous  claim to or instructions or orders of any kind with  respect to the  Property by or from any other  person,  entity,  association,  etc.,  and shall keep all
Property  deposited  and  maintained  with the  Custodian at all times free from all security  interests,  charges, claims,  mortgages,  pledges or other liens,  restrictions or  encumbrances  other than those arising in connection with the  settlement  of  transactions  pursuant to this  Agreement  and other charges and payments to Custodian as permitted by this Agreement.

14.      Proxies,  etc. With respect to any proxies,  notices,  reports or other communications  relative to any of the Securities  credited to the Account,  the Custodian shall perform such services and only such services relative thereto as are a) set forth in Section 3 of this  Agreement  or (ii) as may  otherwise  be agreed upon  between the
Custodian  and the  Customer.  Neither the  Custodian  nor its  nominees or agents shall vote upon or in respect of any of the  Securities in the Account,  execute any form of proxy to vote thereon,  or give any consent or take any action  (except as provided in Section 3) with respect  thereto  except upon the receipt of  Instructions  relative thereto.

15.      Segregated  Account.  To assist the Customer in complying  with the  requirements  of the 1940 Act and the rules  and  regulations  thereunder,  the  Custodian  shall  for  certificated  securities,  and  upon  receipt  of
Instructions  for  non-certificated  securities,  establish  and maintain a  segregated  account or accounts on its books for and on behalf of a Portfolio.

16.      Settlement  Procedures.  Securities  will be  transferred,  exchanged or  delivered by the  Custodian or a
Subcustodian  upon  receipt by the  Custodian  of  Instructions  which  include  all  information  required  by the
Custodian.  Settlement  and payment for  Securities  received for an Account and delivery of Securities out of such
Account shall be  concurrent  unless  Customer  provides  Instructions  to the contrary to the effect that delivery against  payment  is not in  accordance  with  the  customary  or  established  securities  trading  or  securities processing  practices and procedures in the  jurisdiction  or market in which the  transaction  occurs,  including, without  limitation,  delivering  Securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer)  against a receipt with the  expectation of receiving  later payment for such  Securities from such  purchaser or dealer.  Neither the Custodian nor the  Subcustodian  shall be liable for any loss which results from  effecting  transactions  in accordance  with the customary or  established  securities  trading or securities processing practices and procedures in the applicable jurisdiction or market.

         Notwithstanding  that the Custodian  may,  subject to the  provisions of Section 17, settle  purchases and sales against,  or credit income to, an Account,  on a contractual  basis,  as outlined in the applicable  "Service
Standards"  as defined  below and  provided  to and agreed to in advance by the  Customer  and the  Custodian,  the
Custodian  may, at its sole  discretion,  reverse  such credits or debits to the  appropriate  Account in the event that the  transaction  does not settle,  or the income is not received in a timely manner,  and the Customer agrees to hold the Custodian harmless from any losses which may result therefrom.

         The applicable  "Service  Standards" shall be defined as any document or documents issued by the Custodian from time to time and accepted by the Customer  specifying the  Custodian's  policies,  procedures and practices in connection with transactions for, and the maintenance of, Property,  including Foreign Assets, in the Account,  for communicating  with the Customer,  the terms of any  additional  services to be provided to the Customer,  and such other matters as may be agreed between the Customer and the Custodian from time to time.

17.      Permitted  Transactions.  The Customer agrees that it will cause  transactions to be made pursuant to this
Agreement  only upon  Instructions  in  accordance  with  Section 18 in  connection  with,  but not limited to, the purposes listed below.

(a)      In connection with the purchase or sale of Securities at prices as confirmed by Instructions.

(b)      When Securities are called, redeemed or retired, or otherwise become payable under this Agreement.

(c)      In exchange for or upon conversion into other  securities  alone or other  securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization or readjustment.

(d)      Upon conversion of Securities pursuant to their terms into other securities.

(e)      Upon exercise of subscription, purchase or other similar rights represented by Securities.

(f)      For the payment of interest, taxes, management or supervisory fees, distributions or operating expenses.

(g)      In connection  with any  borrowings  by the Customer  requiring a pledge of  Securities,  but only against receipt of amounts borrowed or in order to satisfy requirements for additional or substitute collateral.

(h)      In connection with any loans,  but only against  receipt of collateral as specified in Instructions  which shall reflect any restrictions applicable to the Customer.

(i)      For the purpose of redeeming  shares of the capital stock of the Customer  against  delivery of the shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

(j)      For the  purpose  of  redeeming  in kind  shares of the  Customer  against  delivery  of the  shares to be redeemed to the Custodian, a Subcustodian or the Customer's transfer agent.

(k)      For delivery in  accordance  with the  provisions  of any  agreement  among the  Customer,  on behalf of a
Portfolio,  the Portfolio's investment adviser and a broker-dealer  registered under the Securities Exchange Act of
1934 and a member of the National  Association of Securities  Dealers,  Inc., relating to compliance with the rules of The Options  Clearing  Corporation,  the Commodities  Futures Trading  Commission or of any registered  national securities  exchange,  or of any similar  organization or organizations,  regarding escrow or other arrangements in connection with transactions by the Customer.

(l)      For release of Securities to designated brokers under covered call options,  provided,  however, that such
Securities  shall be released  only upon  payment to the  Custodian of monies for the premium due and a receipt for the Securities which are to be held in escrow.  Upon exercise of the option,  or at expiration,  the Custodian will receive the  Securities  previously  deposited  from broker.  The Custodian  will act strictly in  accordance  with
Instructions  in the delivery of Securities to be held in escrow and will have no  responsibility  or liability for any such Securities which are not returned promptly when due other than to make proper request for such return.

(m)      For spot or forward  foreign  exchange  transactions to facilitate  security  trading or receipt of income from Securities related transactions.

(n)      Upon the termination of this Agreement as set forth in Section 24.

(o)      For other proper purposes.

         The  Customer  agrees  that the  Custodian  shall have no  obligation  to verify the  purpose  for which a transaction is being effected.

18.      Instructions.  The term  "Instructions"  means  instructions  from the  Customer  in respect of any of the
Custodian's  duties  hereunder  which  have been  received  by the  Custodian  at its  address  as shall  have been furnished by the Custodian to the Customer  pursuant to the provisions  hereof (i) in writing  (including,  without limitation,  facsimile  transmission  and  electronic  mail) or given by such one or more  person or persons as the
Customer  shall have from time to time  authorized  in  writing to give the  particular  class of  Instructions  in question and whose name and (if  applicable)  signature and office address have been filed with the  Custodian,  or
(ii) which have been  transmitted  electronically  through an  electronic or other  similar  communications  system acceptable  to the  Custodian,  (iii) a telephonic  or oral  communication  (promptly  confirmed by facsimile or in writing) by one or more  persons as the Customer  shall have from time to time  authorized  to give the  particular class of  Instructions  in question  and whose name has been filed with the  Custodian or (iv) upon receipt of such other form of  instructions  as the Customer may from time to time authorize in writing and which the Custodian has agreed in  writing  to  accept.  Notwithstanding  the  foregoing,  no  Instructions  may be  furnished  through  an electronic or other similar  communication  system unless  expressly  agreed to by the Customer and the  Custodian.
Such use  authorization  may be subject to such  security  procedures  as the  Custodian  may  reasonably  require.
Instructions in the form of oral  communications  shall be confirmed by the Customer as soon as possible in writing in the manner set forth in clause  (i)  above,  but the lack of such  confirmation  or any  conflict  between  such confirmation  and the  relevant  oral  Instruction  shall in no way  affect any action  taken by the  Custodian  in reliance upon such oral Instructions  prior to the Custodian's  receipt of such  confirmation.  Instructions in the form of facsimile  transmission  shall not be deemed  received until  confirmed by the Custodian in accordance with the  provisions  for the giving of notices under Section 26 hereof.  The Custodian has the right to record any such oral  Instructions,  and the  Customer  hereby  consents  to such  recording.  Instructions  may relate to specific transactions or to types or classes of transactions, and may be in the form of standing instructions.

         All  authorized  persons as of the date of this  Agreement are  identified and listed in Exhibit E to this
Agreement, which list is subject to change from time to time by Customer on written notice to the Custodian.

         The  Custodian  shall have the right to assume in the absence of notice to the contrary  from the Customer that any person  whose name is on file with the  Custodian  pursuant  to this  Section has been  authorized  by the
Customer to give the  Instructions  in question and that such  authorization  has not been  revoked.  The Custodian may act upon and  conclusively  rely on,  without any  liability  to the Customer or any other person or entity for any losses resulting  therefrom,  any Instructions  reasonably  believed by it to be furnished by the proper person or persons as provided above.

19.      Standard of Care.  The Custodian  shall be responsible  for  compliance  with the terms and conditions and the  performance  of only such duties as are set forth herein or contained in  Instructions  given to the Custodian which are not  contrary  to the  provisions  of this  Agreement.  The  Custodian  shall have no  implied  duties or obligations  (fiduciary  or  otherwise)  hereunder.  The  Custodian  will use  reasonable  care with respect to the safekeeping of Property in each Account and, except as otherwise  expressly  provided  herein,  in carrying out its obligations  under  this  Agreement.  So long as and to the  extent  that it has  exercised  reasonable  care,  the
Custodian  shall not be  responsible  for the title,  validity or  genuineness of any Property or other property or evidence of title thereto  received by it or delivered by it pursuant to this  Agreement and shall be held harmless in acting upon, and may  conclusively  rely on, without  liability for any loss  resulting  therefrom,  any notice, request,  consent,  certificate  or other  instrument  reasonably  believed by it to be genuine and to be signed or furnished by the proper party or parties, and shall be indemnified by the Customer for any losses,  damages,  costs and expenses  (including,  without  limitation,  the fees and expenses of counsel)  incurred by the  Custodian  and arising  out  of  action  taken  or  omitted  with  reasonable  care  by  the  Custodian  hereunder  or  under  any
Instructions.  Other than as provided herein, neither the Custodian nor any of its directors,  officers,  agents or employees  shall be liable for any action or omission to act  hereunder  except for its or their own  negligence or lack of good faith or willful  misconduct.  In no event  shall the  Custodian  or any of its  directors,  officers, agents or employees have any responsibility to ascertain or take action except as expressly provided herein.

         Without  limiting the generality of the foregoing,  the Custodian  shall not have any duty to make inquiry as to the genuineness of any Instructions  furnished by any person  authorized as provided above and shall be fully protected in relying on any  Instructions  furnished by any person signing as,  holding or  identifying  himself or herself  as, or  stating  that he or she is, a person who has been so  authorized.  With  respect  to a  Securities
System,  the Custodian  shall only be responsible or liable for losses arising from  employment of such  Securities
System  caused by the  Custodian's  own  failure  to  exercise  reasonable  care and  failure  to  comply  with the provisions of this  Agreement.  With respect to the placement and  maintenance of Customer's  Foreign Assets with a
Subcustodian,  the Custodian  shall only be  responsible  or liable for losses caused by its failure to comply with the provisions of this Agreement.  The  Custodian's  performance of this Agreement is subject to the relevant local laws,  regulations,  decrees,  orders and government acts, and the rules, operating procedures and practices of any relevant  stock  exchange,  clearance  system or market where or through which  transactions  are to be carried out under this  Agreement and to which the Custodian is subject and as exist in the country in which any  Collateral is held.  In the event of any loss to the  Customer by reason of the failure of the  Custodian  or a  Subcustodian  to conform to the  applicable  standard  of care set forth in this  Agreement,  the  Custodian  shall be liable to the
Customer to the extent of the Customer's  actual damages at the time such loss was discovered  without reference to any special  conditions  or  circumstances.  In no event shall the  Custodian  be liable for any  consequential  or special  damages.  The Custodian  shall be entitled to rely,  and may act, on advice of counsel (who may be counsel for the Customer) on all matters and shall not be held liable for any action  reasonably  taken or omitted pursuant to such advice; provided such action shall be in compliance with all the terms expressly provided herein.

         In the event the Customer  utilizes an electronic or other similar  system to  communicate  with Custodian for any purpose,  including,  without  limitation,  the  furnishing of  Instructions,  the Customer  shall be fully responsible  for the security of the connecting  terminal  utilized by Customer,  access thereto and the proper and authorized use thereof and the initiation and application of continuing  effective  safeguards with respect thereto and agrees to defend and  indemnify  the  Custodian  and hold the  Custodian  harmless from and against any and all losses,  damages,  costs and expenses  (including the fees and expenses of counsel)  incurred by the Custodian as a result of any improper or  unauthorized  use of such terminal,  excluding any losses,  damages,  costs and expenses resulting from Custodian's  negligence,  willful misconduct or fraud. Should the Customer authorize,  in accordance with the terms hereof,  any agent to  communicate  with the Custodian and such agent utilizes any such system to so communicate,  the Customer  shall be  responsible  for the use of such system and shall defend,  indemnify and hold harmless  Custodian  for  such use to the  same  extent  as if such  system  were  being  used by the  Customer  to communicate  with the Custodian.  In the event the Customer or any agent  authorized  pursuant to the terms hereof, accesses Account  information via a Website,  the Customer confirms that it is aware that  communications  over the internet  cannot be  guaranteed to be secure and that there is a risk that  information  displayed via the internet or contained within any communication made over the internet,  including potentially confidential information,  may be  intercepted,  lost,  destroyed or delayed in display or  transmission.  Customer  specifically  agrees that the
Custodian  shall  have  no  liability  whether  in  contract,  tort  or  otherwise  for  any  direct,  indirect  or consequential  loss or damage  which may be suffered by  Customer  or any agent in  connection  with access made to
Account information via a Website.

         Provided that the  Custodian is not liable for damages in the  performance  of its duties and  obligations hereunder,  all  collections of funds or other property paid or distributed in respect of Securities in an Account, including funds involved in third party foreign exchange transactions, shall be made at the risk of the Customer.

         Subject to the standard of care  applicable to the  Custodian,  the Custodian  shall have no liability for any loss  occasioned  by delay in the  actual  receipt  of  notice by the  Custodian  or by a  Subcustodian  of any payment,  redemption or other  transaction  regarding  Securities in each Account in respect of which the Custodian has  agreed to take  action as  provided  in  Section 3 hereof.  The  Custodian  shall not be liable  for any loss, liability,  claim or expense  resulting  from, or caused by, anything which is a part of Country Risk (as described in Section 5 hereof) or acts of  governmental  authorities  (whether de jure or de facto),  including in each case, without limitation, (i) nationalization,  expropriation, and the imposition of currency restrictions;  devaluations of or  fluctuations  in the value of  currencies;  changes in laws and  regulations  applicable  to the  banking or securities  industry;  (ii) market  conditions  that prevent the orderly  execution of securities  transactions  or affect the value of Property or the  inability of a local  clearing and  settlement  system to settle  transactions for  reasons  beyond the  control of the  Custodian;  (iii) acts of war,  terrorism,  insurrection  or  revolution;
strikes or work stoppages; or (iv) hurricane,  cyclone,  earthquake,  volcanic eruption, nuclear fusion, fission or radioactivity, or other acts of God.

         The  Custodian  shall  have no  liability  in  respect  of any loss,  damage or  expense  suffered  by the
Customer,  insofar as such loss, damage or expense arises from the performance of the Custodian's  duties hereunder by reason of the  Custodian's  reliance upon records that were  maintained  for the Customer by entities other than the Custodian prior to the Custodian's employment under this Agreement.

         The Custodian may consult with counsel  selected by the Custodian with regard to legal  questions  arising out of or in  connection  with this  Agreement,  and the advice or opinion of such counsel  selected  with due care shall be full and complete  authorization  and  protection in respect of any action  reasonably  taken,  omitted or suffered by Custodian in good faith and in accordance  therewith;  provided such action shall be in compliance with all the terms expressly provided herein.

         No provision of this  Agreement  shall  require the Custodian to expend or risk its own funds or otherwise incur  financial  liability  (other than expenses or liabilities  otherwise  required to be incurred by the express terms of this  Agreement)  in the  performance  of its duties  under  this  Agreement  if it shall have  reasonable grounds for believing that repayment of such funds is not reasonably likely.

         The provisions of this Section shall survive termination of this Agreement.

20.      Investment  Limitations and Legal or Contractual  Restrictions or Regulations.  The Custodian shall not be liable to the Customer and the Customer  agrees to indemnify the Custodian and its nominees,  for any loss,  damage or expense  suffered or incurred by the Custodian or its nominees in following any Instruction  which loss,  damage or  expense  arises  out of any  violation  of any  investment  restriction  or  other  restriction  or  limitation applicable to the Customer or any Portfolio  pursuant to any contract or any law or  regulation.  In the absence of
Instructions  from the Customer,  the Custodian  shall maintain the Accounts in accordance with the Cash Management
Addendum in the form of Exhibit F. The  provisions  of this Section  shall survive  termination  of this  Agreement and the earlier resignation or removal of the Custodian.

21.      Fees,  Expenses and  Indemnity.  The Customer  agrees to pay to the Custodian  such  compensation  for its services  pursuant  to  this  Agreement  as may be  mutually  agreed  upon in  writing  from  time to time  and the
Custodian's  reasonable out of pocket or incidental  expenses in connection  with the performance of this Agreement including  (without  limitation) legal fees as described herein and/or deemed necessary in the sole judgment of the
Custodian  to keep safe or protect  the  Property  in the  Account.  Such fees will not be abated by, nor shall the
Custodian be required to account for, any profits or commissions  received by the Custodian in connection  with its provision of custody  services  under this  agreement.  The Customer  hereby agrees to hold the Custodian  harmless from any  liability  or loss  resulting  from any taxes or other  governmental  charges,  and any  expense  related thereto,  which may be imposed,  or assessed with respect to any Property in an Account and also agrees to hold the
Custodian,  its  Subcustodians,  and their  respective  nominees  harmless from any liability as a record holder of
Property in such Account.  After notice to and  opportunity of the Customer to promptly pay undisputed  items,  the
Custodian is authorized to charge the applicable  Account for such undisputed items.  Indemnities  provided in this
Agreement  for  Custodian's  costs and  expenses  shall  include  the fees and  expenses  of counsel to enforce the provisions  of this  Agreement,  which may be charged  against the Account as set forth above.  The  provisions  of this Section shall survive the termination of this Agreement.

         The Customer  hereby  agrees to indemnify  the  Custodian  (and its  officers,  directors,  subcustodians, employees  and  agents)  and defend and hold the  Custodian  harmless  from all losses,  costs,  damages,  fees and expenses and  liabilities for any claims,  demands or actions (each referred to as a "Loss" or "Losses"),  properly incurred by the Custodian in connection  with this  Agreement,  except in relation to any Loss  resulting  from the
Custodian's  negligence,  willful misconduct or fraud. The  indemnification  set forth in this clause shall survive the termination of this Agreement or the earlier resignation or removal of the Custodian.

22.      Tax  Reclaims.  With  respect to  withholding  taxes  deducted  and which may be deducted  from any income received from any Property in the Account,  the Custodian  shall perform such services with respect  thereto as are described  in Exhibit C attached  hereto and shall in  connection  therewith be subject to the standard of care set forth in such Exhibit.  Such standard of care shall not be affected by any other term of this Agreement.

23.      Amendment,  Modifications,  etc. No provision of this Agreement may be amended,  modified or waived except in a writing signed by the parties hereto.  No waiver of any provision  hereto shall be deemed a continuing  waiver unless it is so  designated.  No  failure  or delay on the part of either  party in  exercising  any power or right under this Agreement  operates as a waiver,  nor does any single or partial exercise of any power or right preclude any other or further  exercise  thereof or the  exercise of any other power or right.  The  Custodian  shall not be obligated to enter into any amendment which affects its rights, duties or obligations hereunder.

24.      Termination.  (a)  Termination  of Entire  Agreement.  This Agreement may be terminated by the Customer or the  Custodian  by ninety  (90) days'  written  notice to the other;  provided  that notice by the  Customer  shall specify the names of the persons to whom the  Custodian  shall  deliver the  Securities in each Account and to whom the Cash in such Account shall be paid. If notice of  termination is given by the  Custodian,  the Customer  shall, within ninety (90) days following the giving of such notice,  deliver to the Custodian a written notice  specifying the names of the persons to whom the Custodian  shall  deliver the  Securities in each Account and to whom the Cash in such  Account  shall be paid.  In either  case,  the  Custodian  will  deliver  such  Property to the persons so specified,  after  deducting  therefrom any  undisputed  amounts  which the  Custodian  determines to be owed to it hereunder.  In addition,  the Custodian may in its  discretion  withhold from such delivery such Property as may be necessary to settle  transactions  pending at the time of such  delivery.  If within ninety (90) days following the giving of a notice of  termination  by the  Custodian,  the Custodian  does not receive from the Customer a written notice  specifying the names of the persons to whom the Custodian  shall deliver the Securities in each Account and to whom the Cash in such Account shall be paid, the  Custodian,  at its election,  may deliver such  Securities and pay such  Cash to a bank or trust  company  doing  business  in the  State of New York to be held and  disposed  of pursuant to the  provisions of this  Agreement,  or may continue to hold such  Securities  and Cash until a written notice as aforesaid is delivered to the Custodian,  provided that the Custodian's  obligations  shall be limited to safekeeping.  The  Customer  shall have the right to select the assets that remain  with the  Custodian  to pay the foregoing undisputed mounts.  The Property may also be returned to the Fund if permitted by applicable law.

(b)      Termination  as to One or More  Portfolios.  This  Agreement  may be  terminated  by the  Customer  or the
Custodian as to one or more  Portfolios  (but less than all of the  Portfolios) by delivery of an amended Exhibit A deleting such  Portfolios,  in which case  termination as to such deleted  Portfolios shall take effect ninety (90)
days after the date of such  delivery,  or such earlier time as mutually  agreed.  The execution and delivery of an amended Exhibit A which deletes one or more Portfolios  shall  constitute a termination of this Agreement only with respect to such deleted  Portfolio(s),  shall be governed by the  preceding  provisions  of Section 25(a) as to the identification  of a successor  custodian and the delivery of Cash and Securities of the Portfolio(s) so deleted to such successor  custodian,  and shall not affect the  obligations of the Custodian and the Customer  hereunder with respect to the other Portfolios set forth in Exhibit A, as amended from time to time.

(c)      Termination  as to  Delegated  Authority  as Foreign  Custody  Manager.  The  authority  delegated  to the
Custodian to act as Foreign  Custody  Manager  under  Section 5 hereof,  may be  terminated  by the Customer or the
Custodian as to one or more or all  jurisdictions  where Foreign Assets are maintained by ninety (90) days' written notice to the other,  provided that such  termination  shall only be a termination as to such delegated  duties and shall not affect the  obligations  of the  Custodian  and the Customer  hereunder  with respect to the other duties specified herein,  provided further, that if the Custodian's  responsibilities as Foreign Custody Manager are being terminated with respect to some but not all jurisdictions,  the terminated  jurisdiction or jurisdictions  shall be set forth in the notice of termination.

25.      Notices.  Except as otherwise provided in this Agreement,  all requests,  demands or other  communications between  the  parties or  notices  in  connection  herewith  (a) shall be in  writing,  hand  delivered  or sent by registered mail,  telex or facsimile  addressed to such address as shall have been furnished by the receiving party pursuant to the provisions  hereof and (b) shall be deemed effective when received,  or, in the case of a facsimile transmission  confirmed as received by the  Custodian,  or in the case of a telex,  when sent to the proper  number and acknowledged by a proper  answerback.  In addition to the forms of notices and other  communications  permitted above,  it is hereby  agreed that any such  notices and other  communications  may be sent by  electronic  mail ("e mail") to addresses  specified by the parties for such purpose.  Each party hereby  acknowledges and agrees that it is strictly  responsible for the maintenance of security for any terminal from which such party's  electronic mails are sent,  access  thereto  and the proper and  authorized  use  thereof  and the  initiation  and  application  of continuing  effective  safeguards  with  respect  thereto.  Each party has  furnished  to the other party a list of persons who are  authorized to send e mail notices and  communications  on behalf of such party in connection  with this  Agreement.  Each receiving  party may treat all notices and other  communications  issued by or over the name of any such  authorized  person as having been issued by the party whose list of  authorized  persons  contains the name of such person.  The parties hereto further  understand that e mail  communications  cannot be made completely secure,  and that third parties may be able to intercept or alter  messages sent by e mail and that no party hereto shall be liable for acting in  reliance  on any e mail  notice or  communication  which has been  altered  prior to receipt or for the non receipt of e mail  notices or  communications  which have been  intercepted.  Subject to the foregoing,  each party  hereto may rely on and act upon any e mail notice or  communication  furnished by any other party to such  party as a notice or  communication  under  this  Agreement  and in doing so shall be subject to and entitled  to  the  benefits  of all of the  provisions  of  this  Agreement,  including,  without  limitation,  any indemnification and limitation of liability provisions contained herein.

26.      Several  Obligations  of the  Portfolios.  With  respect to any  obligations  of the Customer on behalf of each  Portfolio  and each of its related  Accounts  arising out of this  Agreement,  the  Custodian  shall look for payment or satisfaction  of any obligation  solely to the assets and property of the Portfolio and such Accounts to which such  obligation  relates as though the Customer had  separately  contracted  with the  Custodian by separate written instrument with respect to each Portfolio and its related Accounts.

27.      Right of Setoff.  Should the Customer  fail to pay promptly any  undisputed  amounts owed  hereunder,  the
Custodian  shall be entitled to use available Cash credited to the Account or applicable  Account,  as the case may be, and to dispose of Securities  selected by Customer  that have been  credited to the Account or such  applicable
Account as is necessary.

28.      Representations and Warranties.

(a)      The Customer hereby represents and warrants to the Custodian that:

(i)      the employment of the Custodian and the  allocation of fees,  expenses and other charges to any Account as herein provided, is not prohibited by law or any governing documents or contracts to which it is subject;

(ii)     the terms of this  Agreement  do not  violate  any  obligation  by which it is bound,  whether  arising by contract, operation of law or otherwise;

(iii)    this  Agreement has been duly  authorized by  appropriate  action and when executed and delivered  will be binding upon it and each Portfolio in accordance with its terms; and

(iv)     it will deliver to the Custodian a duly executed  Secretary's  Certificate in the form of Exhibit E hereto or such  other  evidence  of such  authorization  as the  Custodian  may  reasonably  require,  whether by way of a certified resolution or otherwise.

(b)      The Custodian hereby represents and warrants to the Customer that:

(i)      the terms of this  Agreement  do not  violate  any  obligation  by which it is bound,  whether  arising by contract, operation of law or otherwise;

(ii)     this  Agreement has been duly  authorized by  appropriate  action and when executed and delivered  will be binding upon it in accordance with its terms;

(iii)    it will deliver to the  Customer  such  evidence of such  authorization  as the  Customer  may  reasonably require, whether by way of a certified resolution or otherwise; and

(iv)     Custodian is qualified as a custodian  under  Sections  17(f) and 26(a) of the 1940 Act and warrants  that it will remain so qualified or upon ceasing to be so qualified shall promptly notify the Customer in writing.

29.      Governing Law and  Successors  and Assigns.  This  Agreement  shall be governed by the law of the State of
New York (without regard to its conflict of law  principles)  and the 1940 Act, its rules,  regulations and orders, and shall not be  assignable  by either  party,  but shall bind the  successors in interest of the Customer and the
Custodian.

30.      Publicity.  Customer  shall  furnish to  Custodian  at its office in any manner  referred to in Section 25 above, prior to any distribution  thereof,  copies of any material prepared for distribution to any persons who are not  parties  hereto  that  refer  in any way to the  Custodian.  Customer  shall  not  distribute  or  permit  the distribution  of such  materials  if  Custodian  reasonably  objects in writing  within ten (10)  business  days of receipt  thereof (or such other time as may be mutually  agreed)  after  receipt  thereof.  The  provisions of this
Section shall survive the  termination of this  Agreement.  Notwithstanding  the foregoing,  Custodian  consents to the use of its name in prospectuses, SAIs, regulatory filings and other standard documents.

31.      Representative  Capacity  and  Binding  Obligation.  The  Customer  represents  that:  (a) a  copy  of the organizational  documents(s)  of  the  Customer  is on  file  with  the  appropriate  legal  representative  of the applicable state and other  governmental  entity and (b) is a Delaware limited  liability company and the Custodian agrees that no member,  director or officer of the Customer may be held  personally  liable or responsible  for any obligations of the Customer arising out of this Agreement.

32.      Submission  to  Jurisdiction.  Any  suit,  action  or  proceeding  arising  out of this  Agreement  may be instituted  in any State or Federal  court  sitting in the City of New York,  State of New York,  United  States of
America,  and the Customer  irrevocably  submits to the  non-exclusive  jurisdiction  of any such court in any such suit,  action or proceeding and waives,  to the fullest extent  permitted by law, any objection which it may now or hereafter  have to the  laying of venue of any such  suit,  action or  proceeding  brought  in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum.

33.      Confidentiality.  The parties hereto agree that each shall treat  confidentially  the terms and conditions of this Agreement and all  information  provided by each party to the other  regarding its business and operations.
All  confidential  information  provided by a party hereto  shall be used by any other party hereto  solely for the purpose of  rendering  services  pursuant to this  Agreement  and,  except as may be required in carrying  out this
Agreement,  shall  not be  disclosed  to any third  party  without  the  prior  consent  of such  providing  party.
Notwithstanding  anything  herein to the contrary,  the foregoing shall not be construed to prohibit (i) disclosure of any and all  information  that is or becomes  publicly  known,  or  information  obtained by the Custodian  from sources other than the other parties  hereto,  (ii)  disclosure of any and all information (A) if required to do so by any  applicable,  law, rule or regulation,  (B) to any government  agency or regulatory  body having or claiming authority to regulate or oversee any respects of the Custodian's  business or that of its affiliates,  (C) pursuant to any  subpoena,  civil  investigative  demand or similar  demand or request of any court,  regulatory  authority, arbitrator  or  arbitration  to  which  the  Custodian  or any  affiliate  or an  officer,  director,  employer  or shareholder  thereof is a party or (D) to any  affiliate,  independent  or  internal  auditor,  agent,  employee or attorney of the  Custodian  having a need to know the same,  provided  that such  recipient  agrees to maintain the confidential  nature  of the  information  being  disclosed,  or  (iii)  any  other  disclosure  authorized  by the
Customer.  The provisions of this Section shall survive the termination of this Agreement.

34.      Severability.  If any  provision of this  Agreement is  determined  to be invalid or  unenforceable,  such determination shall not affect the validity or enforceability of any other provision of this Agreement.

35.      Entire  Agreement.  This  Agreement  together  with any  Exhibits  attached  hereto,  contains  the entire agreement  between the parties  relating to the subject matter hereof and supersedes any oral  statements and prior writings  with  respect  thereto.  In the event of any  conflict  between  this  Agreement  and the Loan  Servicing
Agreement, this Agreement shall control.

36.      Headings.  The headings of the  paragraphs or Sections  hereof are included for  convenience  of reference only and do not form a part of this Agreement.

37.      Counterparts.  This  Agreement  may be  executed  in any number of  counterparts,  each of which  shall be deemed an original.  This  Agreement  shall become  effective  when one or more  counterparts  have been signed and delivered by each of the parties hereto.

                                    Remainder of page intentionally left blank.
                                           Signatures on following page.

         IN WITNESS  WHEREOF,  each of the  parties  has caused its duly  authorized  signatories  to execute  this
Agreement as of the date first written above.

                                                     OPPENHEIMER MASTER LOAN FUND LLC, as Customer

                                                     By:      /s/ David Foxhoven
                                                     Name:     David Foxhoven
                                                     Title:   Vice President, OppenheimerFunds, Inc. as Adviser
                                                     to Customer

                                                     By:
                                                     Name:
                                                     Title:

                                                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Custodian

                                                     By:               /s/ Ira Lubinsky
                                                     Name:             Ira Lubinsky
                                                     Title:            Director

                                                     By:               /s/ David May
                                                     Name:             David May
                                                     Title:            Authorized Signatory